UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 3, 1999


                       Renaissance Acceptance Group, Inc.

             (Exact name of registrant as specified in its charter)

                DELAWARE                0-14653                  74-2119162
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


1750 Regal Row, Suite 1010, Dallas, Texas                           75235
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code:  (214) 599-6500


                                (Not Applicable)
          (Former name or former address, if changed since last report)

Item 5.       Other Events and Regulation FD Disclosure

     As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 9, 2001, the registrant filed for bankruptcy protection on September 3, 1999. On May 24, 2001, the order confirming the registrant's Second Amended Chapter 11 Plan of Reorganization (the "Plan") was entered by the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division. Pursuant to the Plan, all of the registrant's remaining assets (except the registrant's corporate entity) and liabilities were transferred and assigned to a liquidating trust. The liquidating trustee will liquidate the assets and distribute the proceeds to creditors in accordance with the distribution method set forth in the Plan. As a result of the confirmation of the Plan, none of the registrant's pre-confirmation creditors or stockholders, nor the liquidating trust, has recourse against the reorganized registrant, even in the event of a default under the Plan.

     Filed as exhibits to this Form 8-K are the Monthly Financial Reports (Business) filed by the registrant with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division for each monthly period commencing with the period September 3, 1999 to September 30, 1999 through the monthly period beginning June 1, 2001 and ending June 30, 2001.

Item 7(c)         Exhibits.

     The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

    99.1 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from September 3, 1999 through September 30, 1999, filed with the United States Bankruptcy
               Court, Middle District of Florida, Jacksonville Division on October 21, 1999.

    99.2 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period beginning October 1, 1999 and ending October 31, 1999, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on November 30, 1999.

    99.3 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from November 1, 1999 to November 30, 1999, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on December 21, 1999.

    99.4 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from December 1, 1999 to December 31, 1999, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on January 19, 2000.

    99.5 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from January 1, 2000 to January 31, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on March 6, 2000.

    99.6 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from February 1, 2000 to February 29, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on March 13, 2000.

    99.7 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from March 1, 2000 to March 31, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on April 24, 2000.

    99.8 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from April 1, 2000 to April 30, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on May 18, 2000.

    99.9 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from May 1, 2000 to May 31, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on June 6, 2000.

    99.10 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from June 1, 2000 to June 30, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on July 17, 2000.

    99.11 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from July 1, 2000 to July 31, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on August 17, 2000.

    99.12 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from August 1, 2000 to August 31, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on September 18, 2000.

    99.13 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from September 1, 2000 to September 30, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on October 19, 2000.

    99.14 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from October 1, 2000 to October 31, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on November 20, 2000.

    99.15 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from November 1, 2000 to November 30, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on December 20, 2000.

    99.16 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from December 1, 2000 to December 31, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on January 23, 2001.

    99.17 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from January 1, 2001 to January 31, 2001, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on February 21, 2001.

    99.18 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from February 1, 2001 to February 28, 2001, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on March 22, 2001.

    99.19 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from March 1, 2001 to March 31, 2001, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on May 2, 2001.

    99.20 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from April 1, 2001 to April 30, 2001, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on May 23, 2001.

    99.21 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from May 1, 2001 to May 31, 2001, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on August 23, 2001.

               Cardiac  Control   Systems,   Inc.  Monthly   Financial   Reports
    99.22 (Business) for the Period from June 1, 2001 to June 30, 2001, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on July 26, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     RENAISSANCE ACCEPTANCE GROUP, INC.

Dated: September 5, 2001             By: /s/ Michael K. Henderson
                                         ---------------------------------------
                                         Name: Michael K. Henderson
                                         Title: Chief Financial Officer,
                                                Principal Accounting Officer

                                INDEX TO EXHIBITS

     No.                               Description
     ---                               -----------

    99.1 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from September 3, 1999 through September 30, 1999, filed with the United States Bankruptcy
               Court, Middle District of Florida, Jacksonville Division on October 21, 1999.

    99.2 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period beginning October 1, 1999 and ending October 31, 1999, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on November 30, 1999.

    99.3 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from November 1, 1999 to November 30, 1999, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on December 21, 1999.

    99.4 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from December 1, 1999 to December 31, 1999, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on January 19, 2000.

    99.5 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from January 1, 2000 to January 31, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on March 6, 2000.


    99.6 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from February 1, 2000 to February 29, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on March 13, 2000.

    99.7 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from March 1, 2000 to March 31, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on April 24, 2000.

    99.8 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from April 1, 2000 to April 30, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on May 18, 2000.

   99.9 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from May 1, 2000 to May 31, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on June 6, 2000.

    99.10 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from June 1, 2000 to June 30, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on July 17, 2000.

    99.11 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from July 1, 2000 to July 31, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on August 17, 2000.

    99.12 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from August 1, 2000 to August 31, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on September 18, 2000.

    99.13 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from September 1, 2000 to September 30, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on October 19, 2000.

    99.14 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from October 1, 2000 to October 31, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on November 20, 2000.

    99.15 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from November 1, 2000 to November 30, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on December 20, 2000.

    99.16 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from December 1, 2000 to December 31, 2000, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on January 23, 2001.

    99.17 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from January 1, 2001 to January 31, 2001, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on February 21, 2001.

    99.18 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from February 1, 2001 to February 28, 2001, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on March 22, 2001.

    99.19 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from March 1, 2001 to March 31, 2001, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on May 2, 2001.

    99.20 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from April 1, 2001 to April 30, 2001, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on May 23, 2001.

    99.21 Cardiac Control Systems, Inc. Monthly Financial Reports (Business) for the Period from May 1, 2001 to May 31, 2001, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on August 23, 2001.

               Cardiac  Control   Systems,   Inc.  Monthly   Financial   Reports
    99.22 (Business) for the Period from June 1, 2001 to June 30, 2001, filed with the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division on July 26, 2001.